EXHIBIT 23.2

                       CONSENT OF INDEPENDENT ACCOUNTANTS


         We hereby consent to the use in the Form S-8 registration statement of Phantom Fiber Corporation of our audit report dated March 29, 2004, relating to the financial statements of Phantom Fiber Corporation for its fiscal year ended December 31, 2003, which are incorporated by reference therein.



Dated: February 10, 2005                        Mintz & Partners, L.L.P.



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